                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk

KEMPER
TOTAL RETURN FUND

 "... Technology holdings have contributed more to the fund's performance than any other sector. ..."

                                                             [KEMPER FUNDS LOGO]

                                                                        CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
22
NOTES TO FINANCIAL STATEMENTS
26
FINANCIAL HIGHLIGHTS
29
REPORT OF INDEPENDENT AUDITORS
AT A GLANCE
TERMS TO KNOW

 KEMPER TOTAL RETURN FUND TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 1999 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                   KEMPER TOTAL RETURN         KEMPER TOTAL RETURN        LIPPER BALANCED FUNDS
KEMPER TOTAL RETURN FUND CLASS A                      FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE*
--------------------------------                   -------------------         -------------------        ---------------------
17.91                                                     16.76                       16.64                       11.30

 NET ASSET VALUE

                                            AS OF      AS OF
                                           10/31/99   10/31/98
 ..................................................................
    KEMPER TOTAL RETURN FUND CLASS A         $11.35     $10.54
 ..................................................................
    KEMPER TOTAL RETURN FUND CLASS B         $11.34     $10.52
 ..................................................................
    KEMPER TOTAL RETURN FUND CLASS C         $11.32     $10.54
 ..................................................................

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 KEMPER TOTAL RETURN FUND
 RANKINGS AS OF 10/31/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #49 of 431 funds      #73 of 431 funds      #77 of 431 funds
 ....................................................................................
    5-YEAR        #49 of 207 funds      #80 of 207 funds      #75 of 207 funds
 ....................................................................................
    10-YEAR       #12 of 60 funds             N/A                   N/A
 ....................................................................................
    15-YEAR       #13 of 29 funds             N/A                   N/A
 ....................................................................................
    20-YEAR        #9 of 28 funds             N/A                   N/A
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 1999, KEMPER TOTAL RETURN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                              CLASS A  CLASS B  CLASS C
 ...........................................................
    INCOME DIVIDEND            $0.31    $0.19    $0.22
 ...........................................................
    SHORT-TERM CAPITAL GAIN    $0.01    $0.01    $0.01
 ...........................................................
    LONG-TERM CAPITAL GAIN     $0.67    $0.67    $0.67
 ...........................................................

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER TOTAL RETURN FUND IN THE DOMESTIC HYBRID
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer-group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.

CONSUMER STAPLE Consumer staple companies produce nondurable goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks.

CYCLICAL STOCK Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical industries include industrial machinery, paper and forestry, automobiles and construction.

INDEX An unmanaged pool of stocks or bonds that is not available for direct investment. Often, indices serve as tools to gauge the relative performance of a fund.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

LEAD PORTFOLIO MANAGER GARY A. LANGBAUM HAS BEEN A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 29 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.

[MCCORMICK PHOTO]

PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. MCCORMICK FOCUSES HER CONTRIBUTIONS ON THE EQUITY PORTION OF THE PORTFOLIO. PORTFOLIO MANAGER ROBERT CESSINE, A MANAGING DIRECTOR WITH THE FIRM, WITH NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE, CONTRIBUTES TO THE MANAGEMENT OF THE BOND PORTION OF THE PORTFOLIO. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A VOLATILE MARKET, KEMPER TOTAL RETURN FUND POSTED STRONG RETURNS. LEAD PORTFOLIO MANAGER GARY LANGBAUM DISCUSSES HIS INVESTMENT STRATEGY AND HOW HE LED THE FUND TO GAIN MORE THAN 17 PERCENT.

Q     BEFORE YOU DISCUSS THE FUND, COULD YOU PROVIDE US WITH AN OVERVIEW OF THE
MARKET CLIMATE DURING THE PERIOD?

A     The market was robust during the last 12 months. Despite frequent bouts of volatility, large growth stocks -- those in which the fund invests -- performed quite well during the year.

  At the start of the period last November, the market was still shrouded in concern over the likelihood of a global economic crisis and global recession. The Russian debt default and the failure of Long-Term Capital Management's hedge fund were still fresh in the minds of investors. The equity market was declining as investors were looking to the bond market for some sense of "safety" during this uncertain time.

  The market's confidence was renewed as the Federal Reserve Board (the Fed) reduced interest rates three times and the investment community bailed out the failing hedge fund. The Fed's easing had a very positive effect on equity markets -- and on growth stocks specifically, as they tend to be more sensitive to declines in interest rates.

  Through the early part of 1999, investors favored large-cap growth stocks over small-cap and value stocks. The global volatility of recent months still cast a shadow across the market, and leading large-cap growth stocks were viewed as more likely to meet or exceed earnings expectations and were therefore better able to generate higher confidence. Consumer cyclical stocks -- especially retail and media -- flourished. Excitement about the Internet contributed to a strong technology rally.

  Economic growth remained slow and steady, while inflation and interest rates remained low. High employment rates, paired with strong consumer confidence, further bolstered healthy economic growth and corporate profits. By April, it became clear that there would be no global recession. The market began to broaden and shift. Cyclical stocks -- basic industries, capital goods and more commodity-oriented companies -- began to gain ground as global economies continued to improve. This shift to cyclicals buoyed value-style stocks but was short lived. By June, we began to witness some weakness in some of these companies. The market subsequently returned its favor to large growth stocks, although some of the best cyclical companies continued to shine.

  The economy continued to grow, and in a preemptive move, the Fed began to raise interest rates to slow down inflationary trends that it believed were emerging. This tightening worked against the bond market and had some short-term effect on the performance of equities.

  For the remainder of the period, we saw the leadership in the equity market continue to narrow in companies but broaden in industries. The market favored only those companies that met or beat earnings expectations -- the best of the best. Although there were fewer companies rising in each industry, there was a broadening of industries in which those shining companies were found. We saw some small-cap and

PERFORMANCE UPDATE

value stocks gain, which was a significant shift from 1998, when only large-cap growth companies rallied.

  Most of the bond market presented lackluster returns this fiscal year. By the start of the fiscal year, the bond market had already factored in the Fed's interest-rate reductions. Later in the year, the rising-rate environment hurt them. However, the fund's bond allocation performed exactly as it should have. It helped dampen volatility and provided a steady stream of income, which was beneficial for the fund's shareholders.

Q     HOW DID KEMPER TOTAL RETURN FUND PERFORM DURING THE YEAR?

A     Kemper Total Return Fund made strong gains during the period. For the 12 months ending October 31, 1999, Kemper Total Return Fund earned 17.91 percent (Class A shares, unadjusted for any sales charges). This compares favorably with its peers. For the annual period, the average return for the Lipper Balanced Funds Category was up 11.30 percent. Kemper Total Return Fund's gain surpassed the category average by a wide margin.

Q     HOW DID KEMPER TOTAL RETURN FUND PERFORM RELATIVE TO THE STANDARD & POOR'S
500 STOCK INDEX?

A     Reflecting the overall strength of the large-cap equity environment during the annual period, the S&P 500 returned 25.66 percent. Bonds, in contrast, enjoyed more muted performance, with index returns ranging from 4.9 to -5.3 percent depending on type and maturity.

  When you compare the gains of the fund with an all-stock benchmark (see Terms To Know on page 2) such as the S&P 500, it's essential to keep in mind that Kemper Total Return Fund is a balanced fund. Balanced funds invest in both stocks and bonds.

  Throughout the 12-month period, we were optimistic about the prospects of the stock market. We therefore invested about 65 percent of the fund's assets in stocks. This is generally the most aggressive equity position we'll take in this fund. By investing any more in stocks, we would have increased the fund's risk to an uncomfortable level.

  The remainder was invested in a core bond portfolio -- a mix of high-grade and high-yield corporate bonds and U.S. Treasury bonds. Given the portion of assets we did invest in stocks, the fund remained quite competitive with the S&P 500.

Q     WHAT ARE THE BENEFITS OF INVESTING IN BOTH STOCKS AND BONDS WITHIN A
SINGLE FUND?

A     Kemper Total Return Fund seeks both capital growth and current income. To pursue these goals, we combine stocks and bonds in a single portfolio. In exchange for their higher return potential, stocks have tended to be more volatile. Bonds, meanwhile, typically offer a lower level of return but also carry a lower degree of risk compared with stocks.

  Kemper Total Return Fund provides exposure to both stocks and bonds. That means your eggs aren't all in one basket. If stocks falter, bond returns may at least partially offset the losses, and vice versa. Most important, we actively manage the equity and bond mix. We make changes whenever we feel it is warranted, and we keep the mix within preestablished parameters.

  Because of this diversification, the fund may be a good choice for cautious investors who would like a more conservative approach to growth, or for investors who'd like the opportunity to pursue current income as well as growth.

Q     HOW HAVE YOU POSITIONED THE FUND'S BOND COMPONENT?

A     Within the fixed-income allocation, we seek a balance of stability and income. Emphasizing quality, we've invested primarily in U.S. Treasury bonds and investment-grade corporate bonds. To bolster income potential, we include a smaller high-yield bond component. As of October 31, 1999, the fund held about 23 percent of total net assets in U.S. Treasury bonds and about 10 percent in a combination of high-grade corporate issues and high-yield bonds.

Q     CAN YOU EXPLAIN YOUR STOCK-SELECTION PROCESS?

A     We understand that investors choose the fund for its quality-focused approach. Accordingly, within our stock allocation, we favor established, large-cap growth domestic companies with excellent fundamentals, strong earnings-growth potential and reasonable stock prices. We are currently not invested in small-caps and have scant exposure to foreign stocks or mid-caps (although we have the ability to invest in any size company, as well as foreign companies). We begin to sell stocks when their prices reach the targets we've preset. A key objective of this discipline is to have logic, not emotion, drive the process. We also sell stocks when we see indications of potentially deteriorating fundamentals or signs of slowing earnings growth.

  We rely on independent and rigorous research to guide our stock

PERFORMANCE UPDATE

selection. We use both fundamental and quantitative measures. Throughout, we actively leverage Scudder Kemper Investments' extensive research and analytical capabilities. Both Tracy McCormick and I bring extensive research backgrounds to the fund, and we conduct independent work to supplement the firm's vast research capabilities.

Q     HOW ARE YOU POSITIONING THE STOCK PORTION OF THE PORTFOLIO?

A     We continue to be relatively heavily weighted in technology. We've also got large positions in financial-services, health care and consumer cyclicals stocks. On the flip side, we are significantly underweighted in basic industry firms and have no position in electric utilities.

Q     THE TECHNOLOGY SECTOR HAS BEEN OUTPERFORMING FOR THE LAST SEVERAL YEARS.
DO YOU THINK ITS STRONG PERFORMANCE CAN BE SUSTAINED?

A     Yes, we do think it will continue to perform well. Technology has been the driving force behind productivity gains in U.S. businesses. U.S. companies are a major supplier of technology around the world. We believe that technology companies will continue to benefit from not only the strong U.S. economy but a fast-growing worldwide economy as well.

  Technology holdings have contributed more to the fund's performance than any other sector. Within the technology area, we are concentrated in electronic and semiconductor firms such as Motorola, Applied Materials and Xilinx, which we believe have tremendous growth prospects. Firms such as Cisco Systems that provide computer networking -- an essential component for the build-out of the Internet's infrastructure -- also comprise a meaningful position in the fund.

Q     FINANCIAL-SERVICES STOCKS HAVE STRUGGLED THIS YEAR. ARE YOU STILL
ENTHUSIASTIC ABOUT THE SECTOR?

A     Financial-services stocks have struggled as interest rates have risen. For the most part, however, their fundamentals remain strong. Earnings are intact, and many companies are expanding their business lines. Although the recent interest-rate-driven declines dampened the fund's financial-services sector performance, the lower valuations throughout the financial industry have made these stocks more attractive. We've therefore taken the opportunity to add to the sector because we feel this is a temporary setback. As of October 31, 1999, about 11 percent of the fund was invested in financial-services stocks.

  The largest growth companies interest us most -- large diversified, multinational companies such as Citigroup, American Express and American International Group. These companies seem to have a wealth of opportunity for continued growth both domestically and abroad. They also seem to have an edge on some of their foreign competitors that were badly hurt by the Southeast Asia crisis and last year's Russian debt default. We also like the credit-card operations of Capital One Finance, which continue to grow at a quick clip.

Q     HOW DID THE FUND'S HEALTH-CARE STOCKS PERFORM?

A     Health-care stocks were generally weak this year, and our holdings also underperformed the market. We did, however, mostly avoid the worst-performing areas of hospital management and specialty care.

  The fund maintains a significant position in health-care companies -- primarily large pharmaceutical firms -- that we believe have the strongest growth prospects. Of course, the aging of the population will help support these types of companies, but we also look for firms with well-known, strong-selling products and a robust pipeline of new products. We've begun to see consolidation within the large pharmaceutical companies, and we expect this trend to continue. If it does, the resulting cost savings and combined research-and-development efforts should help their performance. Aside from pharmaceutical companies, we also have positions in some fast-growing biotech companies.

  Some of the large pharmaceutical firms, such as Abbott Laboratories, Schering-Plough and American Home Products, struggled during the year, particularly when the markets took a cyclical turn in the springtime. These firms also struggled with slowing product pipelines, as well as with regulatory uncertainty. American Home Products' struggles were exacerbated in the wake of litigation concerns surrounding the diet drug fen-phen. We believe, however, that the fundamentals of all of these firms remain intact, and we expect to see improved performance during the coming year.

Q     WHAT ABOUT THE CONSUMER CYCLICALS AREA?

A     Our exposure to the consumer cyclicals sector comprises primarily media and retail holdings.

  The fund's media stocks bolstered performance. As consumer confidence improved, the revenues from

PERFORMANCE UPDATE

advertising buoyed media stocks. Consolidation trends within the industry also helped performance. Revenue streams from many fledgling Internet companies increased dramatically as they used radio advertising to establish name and brand recognition.

  Companies such as Clear Channel Communications, a leading provider of outdoor advertising and radio broadcasting, have benefited from these trends. In addition to benefiting from advertising revenue, some firms such as AT&T Corp.-Liberty Media are also providers of premium bandwidth, an integral part of the Internet's infrastructure -- and a significant source of revenue. Other top-performing media stocks include CBS, Infinity Broadcasting and Univision Communications. While Univision may not be a household name today, we believe that it offers tremendous potential. Univision is a leading player in the rapidly growing segment of Spanish-language radio and television broadcasting. Univision is a well-managed company and it has demonstrated an ability to dominate an expanding market niche.

  Retail stocks such as Wal-Mart, Dayton Hudson (because of its Target division) and Home Depot have turned in strong performance. We've concentrated on these names because their large-discount format has been working well and they continue to grow their businesses. We've stayed away from the large, older department-store companies, which seem a bit tired at this point.

Q     WHAT'S KEEPING YOU AWAY FROM BASIC INDUSTRIES?

A     The lack of pricing power is what concerns us most about basic-industry firms. With inflation in check, they have been unable to pass along price increases, yet some of their costs are rising. Since last year, petroleum -- a major raw material for many firms -- has nearly doubled in price.

Q     WERE THERE OTHER AREAS THAT DIDN'T PERFORM AS WELL AS ANTICIPATED?

A     Several food and beverage companies disappointed. H. J. Heinz and PepsiCo slowed the fund's pace. Although Bestfoods posted positive performance, it was much less than we had anticipated. We still hold stakes in several of these stocks, however, as our analysis indicates that the market has driven the prices of these stocks to unsustainably low levels.

  It's important to remember that we don't always sell stocks as they decline. Our approach is to buy good companies with positive fundamentals as they are coming down in price. Sometimes that means we endure short-term losses, but we're likely to ultimately enjoy long-term gains as the market recognizes their improving fundamentals.

  Waste Management, however, is not an example of a stock we wanted to hold on to. It proved to be a very disappointing investment. The stock fell short of earnings, and it became apparent that company management was not appropriately addressing accounting issues. By relying on our proprietary research rather than Wall Street analysts, we liquidated our position promptly and were able to avoid much of the price decline that followed.

  We will sell a position -- as we did with Waste Management -- when we don't see the fundamentals of the company improving in a short enough time horizon. We also liquidated our position in Xerox for this reason.

Q     WHAT'S YOUR OUTLOOK FOR THE MARKET AND KEMPER TOTAL RETURN FUND IN
PARTICULAR?

A     We're in a benign economic environment. The Fed's interest-rate tightening has had some effect in slowing the economy. We think the inflationary environment is pretty modest and the bond market is reasonably priced. Although we expect the rate of corporate profits to slow in the coming year, we still anticipate relatively strong and consistent earnings. Basically, we believe all the fundamentals are in line for another positive year for the market.

  The one fly in the ointment might be the Y2K effect. If there is no Y2K impact (which is what we're expecting), companies that built up inventory in anticipation of potential problems could be adversely affected. An increased-inventory situation would cause a greater than expected slowdown in the first quarter of 2000. If that happens, the economy would slow, which would likely be positive for the bond market and remove fears of another Fed tightening.

  In short, we're optimistic, and we're looking forward to a strong year. We believe that large-cap, quality growth stocks should continue to perform well, and we plan to maintain our bullish equity position.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE OF
                                         1-YEAR   5-YEAR   10-YEAR    CLASS
-----------------------------------------------------------------------------------------------
    KEMPER TOTAL RETURN FUND CLASS A     11.16%   15.00%    12.11%    11.95%   (since 3/2/64)
 ...............................................................................................
    KEMPER TOTAL RETURN FUND CLASS B     13.76    15.17       N/A     13.68    (since 5/31/94)
 ...............................................................................................
    KEMPER TOTAL RETURN FUND CLASS C     16.64    15.38       N/A     13.88    (since 5/31/94)
 ...............................................................................................

[LINE GRAPH]
KEMPER TOTAL RETURN FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/78 to 10/31/99


                                                                                                               LEHMAN BROTHERS
                                        KEMPER TOTAL RETURN     STANDARD & POOR'S     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE
                                           FUND CLASS A1         500 STOCK INDEX+           INDEX++             BOND INDEX+++
                                        -------------------     -----------------     -------------------    --------------------
12/31/78                                       9426.00               10000.00               10000.00               10000.00
                                              12394.00               11231.00               13538.00               10600.00
                                              17523.00               14125.00               16974.00               11280.00
                                              17578.00               12751.00               19492.00               12466.00
                                              21592.00               14633.00               25059.00               15720.00
                                              25917.00               17161.00               29064.00               17072.00
                                              25629.00               17401.00               28787.00               19525.00
12/31/85                                      32925.00               21983.00               38245.00               23052.00
                                              38750.00               25197.00               44121.00               26079.00
                                              37805.00               25708.00               46462.00               27034.00
                                              41118.00               28895.00               51697.00               28837.00
                                              49274.00               36770.00               70268.00               32519.00
                                              51297.00               34359.00               70085.00               35497.00
                                              71896.00               43397.00               98935.00               40686.00
12/31/92                                      73687.00               45335.00              103881.00               43606.00
                                              82226.00               48633.00              106898.00               47437.00
                                              74682.00               47786.00              109737.00               46521.00
                                              93951.00               64086.00              150543.00               53655.00
                                             109214.00               77072.00              185352.00               55829.00
                                             130119.00              100971.00              241860.00               60219.00
                                             150827.00              127898.00              335470.00               65293.00
10/31/99                                     163380.00              141809.00              383887.00               65685.00

[LINE GRAPH]
KEMPER TOTAL RETURN FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/99


                                                                                                               LEHMAN BROTHERS
                                        KEMPER TOTAL RETURN     STANDARD & POOR'S     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE
                                           FUND CLASS B1         500 STOCK INDEX+           INDEX++             BOND INDEX+++
                                        -------------------     -----------------     -------------------    --------------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
                                               9644.00               10061.00               10529.00               10072.00
12/31/95                                      12011.00               13492.00               14444.00               11616.00
                                              13847.00               16227.00               17784.00               12087.00
12/31/97                                      16333.00               21258.00               23206.00               13037.00
                                              18731.00               26927.00               32188.00               14135.00
10/31/99                                      20042.00               29856.00               36834.00               14220.00

[LINE GRAPH]
KEMPER TOTAL RETURN FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/99


                                                                                                               LEHMAN BROTHERS
                                        KEMPER TOTAL RETURN     STANDARD & POOR'S     RUSSELL 1000 GROWTH    GOVERNMENT/CORPORATE
                                           FUND CLASS C1         500 STOCK INDEX+           INDEX++             BOND INDEX+++
                                        -------------------     -----------------     -------------------    --------------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
                                               9646.00               10061.00               10529.00               10072.00
12/31/95                                      12052.00               13492.00               14444.00               11616.00
                                              13894.00               16227.00               17784.00               12087.00
12/31/97                                      16394.00               21258.00               23206.00               13037.00
                                              18819.00               26927.00               32188.00               14135.00
10/31/99                                      20230.00               29856.00               36834.00               14220.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

  *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
   RETURN MEASURES NET INVESTMENT INCOME
   AND CAPITAL GAIN OR LOSS FROM
   PORTFOLIO INVESTMENTS, ASSUMING
   REINVESTMENT OF ALL DIVIDENDS AND FOR
   CLASS A SHARES ADJUSTMENT FOR THE
   MAXIMUM SALES CHARGE OF 5.75%, CLASS
   B SHARES ADJUSTMENT FOR THE
   APPLICABLE CONTINGENT DEFERRED SALES
   CHARGE (CDSC) OF 3% AND FOR CLASS C
   SHARES NO ADJUSTMENT FOR SALES
   CHARGE. THE MAXIMUM CDSC FOR CLASS B
   SHARES IS 4%. FOR CLASS C SHARES,
   THERE IS A 1% CDSC ON CERTAIN
   REDEMPTIONS WITHIN THE FIRST YEAR OF
   PURCHASE. SHARE CLASSES INVEST IN THE
   SAME UNDERLYING PORTFOLIO. AVERAGE
   ANNUAL TOTAL RETURN REFLECTS
   ANNUALIZED CHANGE, WHILE TOTAL RETURN
   REFLECTS AGGREGATE CHANGE. DURING THE
   PERIODS NOTED, SECURITIES PRICES
   FLUCTUATED. FOR ADDITIONAL
   INFORMATION, SEE THE PROSPECTUS AND
   STATEMENT OF ADDITIONAL INFORMATION
   AND THE FINANCIAL HIGHLIGHTS AT THE
   END OF THIS REPORT.

   (1)PERFORMANCE INCLUDES REINVESTMENT
      OF DIVIDENDS AND ADJUSTMENT FOR
      THE MAXIMUM SALES CHARGE FOR CLASS
      A SHARES AND THE CONTINGENT
      DEFERRED SALES CHARGE IN EFFECT AT
      THE END OF THE PERIOD FOR CLASS B
      SHARES. WHEN REVIEWING THE
      PERFORMANCE CHART, PLEASE NOTE
      THAT THE INCEPTION DATE FOR THE
      RUSSELL 1000 GROWTH INDEX IS
      DECEMBER 31, 1978. AS A RESULT, WE
      ARE UNABLE TO ILLUSTRATE THE
      LIFE-OF-FUND PERFORMANCE (SINCE
      MARCH 2, 1964) FOR KEMPER TOTAL
      RETURN FUND CLASS A SHARES.
      BEGINNING WITH THE NEXT ANNUAL
      REPORT, THE STANDARD & POOR'S 500
      STOCK INDEX, A MORE REPRESENTATIVE
      INDEX FOR THE STOCK PORTION OF THE
      FUND, WILL BE SHOWN INSTEAD OF THE
      RUSSELL 1000 GROWTH INDEX. IN
      COMPARING THE KEMPER TOTAL RETURN
      FUND WITH THE INDICES, YOU SHOULD
      ALSO NOTE THAT THE FUND'S
      PERFORMANCE REFLECTS THE MAXIMUM
      SALES CHARGE, WHILE NO SUCH
      CHARGES ARE REFLECTED IN THE
      PERFORMANCE OF THE INDICES.

   +THE STANDARD & POOR'S 500 STOCK
    INDEX IS AN UNMANAGED INDEX
    GENERALLY REPRESENTATIVE OF THE U.S.
    STOCK MARKET. SOURCE IS
    WIESENBERGER.

  ++THE RUSSELL 1000 GROWTH INDEX IS AN
    UNMANAGED INDEX COMPRISING COMMON
    STOCKS OF LARGER U.S. COMPANIES WITH
    GREATER THAN AVERAGE GROWTH
    ORIENTATION AND REPRESENTS THE
    UNIVERSE OF STOCKS FROM WHICH
    EARNINGS/GROWTH MONEY MANAGERS
    TYPICALLY SELECT. SOURCE IS
    WIESENBERGER.

 +++THE LEHMAN BROTHERS GOVERNMENT/
    CORPORATE BOND INDEX IS AN UNMANAGED
    INDEX COMPRISING INTERMEDIATE-AND
    LONG-TERM GOVERNMENT AND
    INVESTMENT-GRADE CORPORATE DEBT
    SECURITIES. SOURCE IS WIESENBERGER.

INDUSTRY SECTORS

A LOOK AT THE EQUITY PORTION OF KEMPER TOTAL RETURN FUND
THE GRAPH BELOW PROVIDES A LOOK AT THE COMMON STOCK PORTION OF THE PORTFOLIO ON OCTOBER 31, 1999.
                                  [BAR GRAPH]

                                                                 KEMPER TOTAL RETURN FUND ON 10/31/99
                                                                 ------------------------------------
TECHNOLOGY                                                                       12.00%

FINANCIAL                                                                        10.70%

HEALTH                                                                            8.20%

MEDIA                                                                             7.00%

CONSUMER DISCRETIONARY                                                            6.90%

COMMUNICATIONS                                                                    5.20%

MANUFACTURING                                                                     5.20%

ENERGY                                                                            3.60%

CONSUMER STAPLES                                                                  3.20%

SERVICE INDUSTRIES                                                                2.00%

DURABLES                                                                          1.10%

TRANSPORTATION                                                                    0.50%

LARGEST HOLDINGS

KEMPER TOTAL RETURN FUND'S 10 LARGEST HOLDINGS*
Representing 15.7 percent of the fund's portfolio on October 31, 1999

--------------------------------------------------------------------------------------
             HOLDINGS                      DESCRIPTION                         PERCENT
--------------------------------------------------------------------------------------
1.           GENERAL ELECTRIC              A broadly diversified company with    2.7%
                                           major businesses in power
                                           generators, appliances, lighting,
                                           plastics, medical systems,
                                           aircraft engines, financial
                                           services and broadcasting.
--------------------------------------------------------------------------------------
2.           INTEL                         Engaged in the design,                2.0%
                                           development, manufacture and sale
                                           of advanced microcomputer
                                           components.
--------------------------------------------------------------------------------------
3.           WAL-MART STORES               Large, global retailer with           1.6%
                                           operations in the United States,
                                           Asia and Latin America. Wal-Mart
                                           operates Wal-Marts, Wal-Mart
                                           Supercenters and Sam's Clubs.
                                           Sells branded merchandise under
                                           the Popular Mechanics, Better
                                           Homes & Gardens and Sam's American
                                           Choice labels.
--------------------------------------------------------------------------------------
4.           CISCO SYSTEMS                 Large, comprehensive supplier of      1.5%
                                           routing software and related
                                           systems that direct the flow of
                                           data between local networks.
--------------------------------------------------------------------------------------
5.           MICROSOFT                     Develops, markets and supports a      1.5%
                                           variety of microcomputer software,
                                           operating systems, language and
                                           application programs, related
                                           books and peripheral devices.
--------------------------------------------------------------------------------------
6.           TYCO INTERNATIONAL            Tyco International is the world       1.3%
                                           leader in security and fire-
                                           protection systems. The firm also
                                           owns ADT, the top U.S. provider of
                                           security monitoring. Tyco's United
                                           States Surgical subsidiary makes
                                           surgical staplers and laparoscopy
                                           devices.
--------------------------------------------------------------------------------------
7.           TANDY                         Operates company-owned or             1.3%
                                           franchised RadioShack stores.
                                           Tandy is one of the leading
                                           electronics retailers in the U.S.
                                           In addition, RadioShack repairs
                                           products and offers Internet and
                                           wireless phone plans.
--------------------------------------------------------------------------------------
8.           SBC COMMUNICATIONS            SBC Communications became the         1.3%
                                           largest local phone company in the
                                           United States after its purchase
                                           of Ameritech. It is involved in
                                           wireless phones, Internet access
                                           and paging businesses and has
                                           stakes in telecom operations
                                           outside the United States.
--------------------------------------------------------------------------------------
9.           MOTOROLA                      Manufactures components, notably      1.3%
                                           semiconductors, and electronic
                                           communications equipment.
--------------------------------------------------------------------------------------
10.          CITIGROUP                     Global financial-service provider.    1.2%
                                           Operations include a wide variety
                                           of insurance products and banking
                                           services, managed health-care
                                           programs, asset management,
                                           investment services and
                                           credit-card services.
--------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND
Portfolio of Investments as of October 31, 1999
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENT--.8%                                                          PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
                                             (d)Repurchase Agreement with State
                                                 Street Bank and Trust Company,
                                                 5.2%, 11/01/1999
                                                 (Cost: $30,023)                           $ 30,023       $   30,023

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--23.1%

                                             U.S. Treasury Note, 8.75%, 08/15/2000           56,300           57,655
                                             U.S. Treasury Note, 7.75%, 02/15/2001           77,500           79,401
                                             U.S. Treasury Note, 5.625%, 09/30/2001           4,500            4,485
                                             U.S. Treasury Note, 6.625%, 04/30/2002          16,550           16,837
                                             U.S. Treasury Note, 10.75%, 02/15/2003          11,190           12,739
                                             U.S. Treasury Note, 10.75%, 05/15/2003           9,755           11,188
                                             U.S. Treasury Note, 5.50%, 03/31/2003           30,000           29,602
                                             U.S. Treasury Note, 6.00%, 08/15/2004            3,700            3,709
                                             U.S. Treasury Note, 7.50%, 02/15/2005          158,575          168,510
                                             U.S. Treasury Note, 9.375%, 02/15/2006          95,000          110,527
                                             U.S. Treasury Note, 6.50%, 10/15/2006           11,300           11,500
                                             U.S. Treasury Note, 6.625%, 05/15/2007         120,000          123,131
                                             U.S. Treasury Bond, 10.375%, 11/15/2009         24,405           28,668
                                             U.S. Treasury Bond, 9.125%, 05/15/2009          21,610           24,018
                                             U.S. Treasury Bond, 10.625%, 08/15/2015         90,000          126,408
                                             U.S. Treasury Bond, 8.75%, 08/15/2020           14,000           17,538
                                             U.S. Treasury Bond, 6.625%, 02/15/2027          21,050           21,645
                                             ------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT & AGENCIES
                                             (Cost: $849,575)                                                847,561
                                             ------------------------------------------------------------------------


CORPORATE BONDS--10.5%
---------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--1.8%
                                             American Cellular Corp., 10.5%,
                                               05/15/2008                                     3,920            4,224
                                             BellSouth Telecommunications, Inc.,
                                               6.375%, 06/01/2028                             2,500            2,176
                                             Esprit Telecom Group, PLC, 11.5%,
                                               12/15/2007                                     2,370            2,323
                                             Intermedia Communications, 8.6%,
                                               06/01/2008                                    11,370           10,006
                                          (b)McLeodUSA, Inc., 10.5%, 03/01/2007              11,700            9,184
                                          (b)MetroNet Communications Corp., 9.95%,
                                               06/15/2008                                    14,700           11,429
                                          (b)Nextel Communications Inc., 9.95%,
                                               02/15/2008                                    14,150            9,976
                                             Rogers Cantel Inc., 8.8%, 10/01/2007             7,900            7,900
                                             WorldCom, Inc.,
                                               6.4%, 08/15/2005                               5,050            4,908
                                               7.75%, 04/01/2027                              3,425            3,515
                                             ------------------------------------------------------------------------
                                                                                                              65,641

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--1.0%
                                             AFC Enterprises, 10.25%, 05/15/2007           $  2,840       $    2,812
                                          (b)AMF Bowling Worldwide, Inc., 12.25%,
                                               03/15/2006                                       921              470
                                             AMF Bowling, Inc., 10.875%, 03/15/2006           3,500            2,135
                                             Cinemark USA, Inc., Series D, 9.625%,
                                               08/01/2008                                     5,940            5,257
                                             Cole National Group Inc., 9.875%,
                                               12/31/2006                                     3,360            2,621
                                             Dayton Hudson Corp., 7.5%, 07/15/2006            2,400            2,425
                                             Dillards, Inc.,
                                          (c)  6.17%, 08/01/2001                              9,000            8,846
                                               6.43%, 08/01/2004                              2,000            1,882
                                             Federated Department Stores, Inc.,
                                               6.125%, 09/01/2001                             4,500            4,446
                                             Royal Caribbean Cruises, Ltd., 8.25%,
                                               04/01/2005                                     4,250            4,381
                                             -----------------------------------------------------------------------
                                                                                                              35,275
--------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--.1%
                                             Pathmark Stores, Inc., 9.625%,
                                               05/01/2003                                     4,140            3,995
                                             Safeway Inc., 6.05%, 11/15/2003                  1,000              962
                                             -----------------------------------------------------------------------
                                                                                                               4,957
--------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--.4%
                                             Del Webb Corp., 9.75%, 01/15/2008                7,920            7,049
                                             Kevco, Inc., 10.375%, 12/01/2007                 2,765            1,106
                                             Nortek, Inc., 9.875%, 03/01/2004                 5,220            5,115
                                             -----------------------------------------------------------------------
                                                                                                              13,270
--------------------------------------------------------------------------------------------------------------------

DURABLES--.1%
                                             United Rentals, Inc., 9.25%, 01/15/2009          2,660            2,427
                                             -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

ENERGY--.6%
                                             Benton Oil & Gas Co., 11.625%,
                                               05/01/2003                                     1,460            1,051
                                             Conoco, Inc., 6.35%, 04/15/2009                 12,000           11,405
                                             Gulf Canada Resources, Inc., 9.25%,
                                               01/15/2004                                     7,000            7,006
                                             Gulfmark Offshore, Inc., 8.75%,
                                               06/01/2008                                     1,680            1,525
                                             -----------------------------------------------------------------------
                                                                                                              20,987

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------

FINANCIAL--1.6%
                                             Abbey National PLC Global Medium Term
                                               Note, 6.69%, 10/17/2005                     $  3,700       $    3,602
                                             ABN AMRO, 8.25%, 08/01/2009                      4,250            4,353
                                          (c)AB Spintab, 7.5%, 08/14/2049                     4,100            3,889
                                             Crestar Financial Corp., 8.25%,
                                               07/15/2002                                     2,400            2,480
                                          (c)Den Danske Bank, 6.375%, 06/15/2008              4,150            3,894
                                             FINOVA Capital Corp., 6.5%, 07/28/2002           2,950            2,913
                                             Ford Motor Credit Co., 7.75%, 03/15/2005         2,400            2,480
                                             General Electric Capital Corp., 8.625%,
                                               06/15/2008                                     2,350            2,595
                                               8.75%, 05/21/2007                              4,350            4,796
                                             NationsBank Corp., 9.5%, 06/01/2004              2,400            2,614
                                             Province of Quebec, Canada, 8.625%,
                                               01/19/2005                                     8,250            8,928
                                             Repsol International Finance, 7%,
                                               08/01/2005                                     5,000            4,895
                                             Scotland International, 8.8%, 01/27/2004         1,350            1,434
                                          (c)Svenska Handelsbanken, 7.125%,
                                               03/29/2049                                     1,575            1,482
                                             U.S. West Capital Funding Inc., 6.25%,
                                               07/15/2005                                     2,000            1,913
                                               6.375%, 07/15/2008                             2,000            1,874
                                             Wells Fargo & Co., 6.875%, 04/01/2006            5,000            4,917
                                             ------------------------------------------------------------------------
                                                                                                              59,059
---------------------------------------------------------------------------------------------------------------------

HEALTH--.2%
                                             Magellan Health Services, Inc., 9%,
                                               02/15/2008                                    10,000            8,350
                                             ------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MANUFACTURING--1.0%
                                             Delco Remy International, 10.625%,
                                               08/01/2006                                     8,620            8,361
                                             Hayes Wheels International, Inc., 11%,
                                               07/15/2006                                     8,000            8,280
                                             Neenah Corp.,
                                               Series B, 11.125%, 05/01/2007                  1,600            1,476
                                               Series D, 11.125%, 05/01/2007                  2,400            2,214
                                             Plainwell, Inc., 11%, 03/01/2008                 4,230            3,046
                                             Riverwood International Corp., 10.25%,
                                               04/01/2006                                     8,350            8,350
                                             Stone Container Corp.,
                                               11.5%, 08/15/2006                              2,500            2,625
                                               12.58%, 08/01/2016                             3,500            3,841
                                             -----------------------------------------------------------------------
                                                                                                              38,193

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
 MEDIA--2.6%
                                             AMFM, Inc., 9%, 10/01/2008                    $  5,640       $    5,774
                                             American Radio Systems, 9%, 02/01/2006           3,680            3,855
                                             Big Flower Press, 8.875%, 07/01/2007             9,500            9,500
                                             CSC Holdings, Inc., 9.25%, 11/01/2005            8,290            8,414
                                             Comcast Cable Communications, 8.5%,
                                               05/01/2027                                     1,400            1,500
                                             Comcast Corp., 9.375%, 05/15/2005                8,500            8,955
                                          (b)Diamond Cable Communications, PLC
                                               10.75%, 02/15/2007                             4,840            3,824
                                               11.75%, 12/15/2005                             1,660            1,515
                                             Frontiervision, 11%, 10/15/2006                  5,000            5,325
                                             K-III Communications Corp., 8.5%,
                                               02/01/2006                                     4,250            4,123
                                          (b)NTL Communications Corp., 12.375%,
                                               10/01/2008                                       750              512
                                             NTL, Inc.,
                                          (b)  11.5%, 02/01/2006                             11,330            9,885
                                               11.5%, 10/01/2008                                475              515
                                             News America Holdings Inc., 9.25%,
                                               02/01/2013                                     1,950            2,143
                                             Sinclair Broadcasting Group, Inc.,
                                               8.75%, 12/15/2007                              3,890            3,559
                                             Tele-Communications, Inc., 9.8%,
                                               02/01/2012                                     5,950            7,136
                                          (b)TeleWest Communications, PLC, 11%,
                                               10/01/2007                                    17,250           15,611
                                             Time Warner Inc.,
                                               9.125%, 01/15/2013                             2,075            2,331
                                               9.15%, 02/01/2023                              2,325            2,668
                                             ------------------------------------------------------------------------
                                                                                                              97,145
---------------------------------------------------------------------------------------------------------------------

 METALS & MINERALS--.3%
                                             Euramax International, PLC, 11.25%,
                                               10/01/2006                                     8,400            8,400
                                             MMI Products, Inc., 11.25%, 04/15/2007           1,600            1,624
                                             ------------------------------------------------------------------------
                                                                                                              10,024
---------------------------------------------------------------------------------------------------------------------

 SERVICE INDUSTRIES--.2%
                                             Kindercare Learning Centers Inc., 9.5%,
                                               02/15/2009                                     8,500            7,969
                                             ------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

 TECHNOLOGY--.3%
                                             PSINet, Inc.,
                                               10%, 02/15/2005                                3,210            3,178
                                               11.5%, 11/01/2008                              4,030            4,151
                                             Raytheon Co., 6.3%, 03/15/2005                   3,100            2,936
                                             ------------------------------------------------------------------------
                                                                                                              10,265
---------------------------------------------------------------------------------------------------------------------

 TRANSPORTATION--.1%
                                             Continental Airlines, Inc.,
                                               6.9%, 01/02/2017                               1,830            1,735
                                               7.75%, 07/02/2014                              1,860            1,840
                                             ------------------------------------------------------------------------
                                                                                                               3,575

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------------------
    UTILITIES--.2%
                                             Commonwealth Edison Co.,
                                               7%, 07/01/2005                              $  1,250       $    1,230
                                               7.375%, 01/15/2004                             3,800            3,852
                                             GTE North, Inc., 6.900%, 11/01/2008              2,500            2,464
                                             Yorkshire Power Finance,
                                               6.496%, 02/25/2008                             2,125            1,906
                                             ---------------------------------------------------------------------------
                                                                                                               9,452
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost: $403,516)                                                386,589
                                             ---------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
    COMMON STOCKS--65.6%                                                                       SHARES
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--5.2%
      TELEPHONE/COMMUNICATIONS
                                             AT&T Corp.                                         465       $   21,739
                                             Bell Atlantic Corp.                                565           36,689
                                             BellSouth Corp.                                    420           18,900
                                             GTE Corp.                                          200           15,000
                                          (a)Global Crossing Ltd.                               446           15,438
                                          (a)MCI WorldCom, Inc.                                 421           36,093
                                             SBC Communications, Inc.                           924           47,081
                                             ---------------------------------------------------------------------------
                                                                                                             190,940
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--6.9%
      DEPARTMENT & CHAIN STORES--4.6%
                                             CVS Corp.                                          495           21,484
                                             Dayton Hudson Corp.                                500           32,313
                                          (a)Federated Department Stores, Inc.                  430           18,356
                                             Home Depot, Inc.                                   505           38,128
                                             Wal-Mart Stores, Inc.                            1,043           59,135
                                             ---------------------------------------------------------------------------
                                                                                                             169,416

    RESTAURANTS--1.0%
                                             McDonald's Corp.                                   865           35,681
                                             ---------------------------------------------------------------------------

    SPECIALTY RETAIL--1.3%
                                             Tandy Corp.                                        763           48,009
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--3.2%
      FOOD & BEVERAGE--2.1%
                                             Bestfoods                                          300           17,625
                                             H.J. Heinz Co.                                     520           24,830
                                             PepsiCo, Inc.                                    1,005           34,861
                                             ---------------------------------------------------------------------------
                                                                                                              77,316

    PACKAGE GOODS/
    COSMETICS--1.1%                          Procter & Gamble Co.                               365           38,258
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.1%
      AEROSPACE--.5%
                                             United Technologies Corp.                          315           19,058
                                             ---------------------------------------------------------------------------

      TELECOMMUNICATIONS
       EQUIPMENT--.6%
                                             Lucent Technologies, Inc.                          315           20,239
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.6%
      OIL & GAS PRODUCT--1.5%
                                             Coastal Corp.                                      380           16,007
                                             Conoco, Inc. "A"                                   500           13,719
                                             Royal Dutch Petroleum Co. (New York
                                               shares)                                          430           25,773
                                             ---------------------------------------------------------------------------
                                                                                                              55,499

    OIL COMPANIES--1.6%
                                             Exxon Corp.                                        287           21,241
                                             Mobil Corp.                                        244           23,546
                                             Texaco, Inc.                                       240           14,730
                                             ---------------------------------------------------------------------------
                                                                                                              59,517

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                              SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

    OILFIELD SERVICES/
    EQUIPMENT--.5%                           Schlumberger Ltd.                                  290       $   17,563
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--10.7%
      BANKS--3.3%
                                             Bank of America Corp.                              352           22,647
                                             Chase Manhattan Corp.                              215           18,786
                                             First Tennessee National Corp.                     515           17,513
                                             J.P. Morgan & Co., Inc.                            165           21,594
                                             US Bancorp                                         335           12,416
                                             Wells Fargo Co.                                    600           28,725
                                             ---------------------------------------------------------------------------
                                                                                                             121,681

      INSURANCE--3.0%
                                             American International Group, Inc.                 355           36,543
                                             CIGNA Corp.                                        318           23,785
                                             Jefferson Pilot Corp.                              326           24,433
                                             St. Paul Companies, Inc.                           765           24,480
                                             ---------------------------------------------------------------------------
                                                                                                             109,241

      CONSUMER FINANCE--3.6%
                                             American Express Credit Corp.                      200           30,800
                                             Capital One Finance Corp.                          552           29,277
                                             Citigroup, Inc.                                    801           43,368
                                             Household International, Inc.                      683           30,480
                                             ---------------------------------------------------------------------------
                                                                                                             133,925

      OTHER FINANCIAL
      COMPANIES--.8%
                                             Merrill Lynch & Co. Inc.                           160           12,560
                                             Morgan Stanley Dean Witter & Co.                   150           16,547
                                             ---------------------------------------------------------------------------
                                                                                                              29,107
------------------------------------------------------------------------------------------------------------------------

    HEALTH--8.2%
      BIOTECHNOLOGY--.8%
                                          (a)Biogen, Inc.                                       240           17,790
                                          (a)Genentech, Inc.                                     91           13,190
                                             ---------------------------------------------------------------------------
                                                                                                              30,980

      MEDICAL SUPPLY &
       SPECIALTY--.7%
                                             Baxter International, Inc.                         394           25,554
                                             ---------------------------------------------------------------------------

      PHARMACEUTICALS--6.7%
                                             Abbott Laboratories                                495           19,986
                                             Allergan, Inc.                                     205           22,055
                                             American Home Products Corp.                       562           29,359
                                             Bristol-Myers Squibb Co.                           560           43,015
                                             Johnson & Johnson                                  280           29,330
                                             Merck & Co., Inc.                                  220           17,504
                                             Pfizer, Inc.                                       585           23,108
                                             Schering-Plough Corp.                              525           25,988
                                             Warner-Lambert Co.                                 435           34,717
                                             ---------------------------------------------------------------------------
                                                                                                             245,062
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.2%
      DIVERSIFIED
       MANUFACTURING--4.0%
                                             General Electric Co.                               736           99,774
                                             Tyco International Ltd. (New)                    1,217           48,585
                                             ---------------------------------------------------------------------------
                                                                                                             148,359

      ELECTRICAL PRODUCTS--.5%
                                             Emerson Electric Co.                               275           16,529
                                             ---------------------------------------------------------------------------

      MACHINERY/COMPONENTS/
      CONTROLS--.7%                          Parker-Hannifin Corp.                              590           27,030
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    MEDIA--7.0%
      ADVERTISING--.7%
                                             Omnicom Group, Inc.                                300           26,374
                                             ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                              SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------

    BROADCASTING &
    ENTERTAINMENT--3.8%                   (a)CBS Corp.                                          518       $   25,275
                                          (a)Clear Channel Communications, Inc.                 429           34,475
                                          (a)Infinity Broadcasting Corp.                        707           24,450
                                             Time Warner, Inc.                                  392           27,346
                                          (a)Univision Communication, Inc.                      317           26,973
                                             ---------------------------------------------------------------------------
                                                                                                             138,519

    CABLE TELEVISION--1.6%
                                          (a)AT&T Corp - Liberty Media Group                    770           30,559
                                             Comcast Corp. "A"                                  420           17,693
                                          (a)Media One Group, Inc.                              160           11,370
                                             ---------------------------------------------------------------------------
                                                                                                              59,622

    PRINT MEDIA--.9%
                                             Tribune Co.                                        563           33,768
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.0%
      EDP SERVICES--1.6%
                                             Automatic Data Processing, Inc.                    601           28,956
                                             Electronic Data Systems Corp.                      510           29,835
                                             ---------------------------------------------------------------------------
                                                                                                              58,791

      PRINTING/PUBLISHING--.4%
                                             McGraw-Hill Companies, Inc.                        247           14,739
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--12%
      COMPUTER SOFTWARE--2.1%
                                          (a)Microsoft Corp.                                    610           56,463
                                          (a)Oracle Systems Corp.                               465           22,117
                                             ---------------------------------------------------------------------------
                                                                                                              78,580

      DIVERSE ELECTRONIC
      PRODUCTS--3.4%
                                          (a)Applied Materials, Inc.                            325           29,190
                                             Motorola, Inc.                                     470           45,796
                                          (a)Solectron Corp.                                    350           26,338
                                          (a)Teradyne, Inc.                                     579           22,290
                                             ---------------------------------------------------------------------------
                                                                                                             123,614

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.9%
                                          (a)Altera Corp.                                       275           13,372
                                          (a)Cisco Systems, Inc.                                770           56,980
                                             ---------------------------------------------------------------------------
                                                                                                              70,352

      ELECTRONIC DATA
      PROCESSING--2.0%                       Hewlett-Packard Co.                                285           21,108
                                             International Business Machines Corp.              265           26,069
                                          (a)Sun Microsystems, Inc.                             250           26,453
                                             ---------------------------------------------------------------------------
                                                                                                              73,630

      OFFICE/PLANT
      AUTOMATION--.0%                  (a)(e)Cimlinc Incorporated., convertible preferred        38              141
                                             ---------------------------------------------------------------------------

      SEMICONDUCTORS--2.6%
                                             Intel Corp.                                        970           75,114
                                          (a)Xilinx, Inc.                                       274           21,575
                                             ---------------------------------------------------------------------------
                                                                                                              96,689
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--.5%
      RAILROADS
                                             Canadian National Railway Co.                      660           20,029
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost: $1,669,520)                                            2,413,812
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost: $2,952,634)                                           $3,677,985
                                             ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. The securities are shown at their rate as of October 31, 1999.

(d) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(e) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $141 (0.0% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of this security at October 31, 1999 aggregated $330. This security may also have certain restrictions as to resale.

 TAX INFORMATION

The cost for federal income tax purpose was $2,952,701. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $725,284. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $760,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $35,356.

This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------
as of October 31, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,952,634)                                              $3,677,985
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  13,557
--------------------------------------------------------------------------
  Fund shares sold                                                   2,698
--------------------------------------------------------------------------
  Dividends and interest receivable                                 25,894
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,720,134
--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------
Investments purchased                                               22,464
--------------------------------------------------------------------------
Fund shares redeemed                                                10,542
--------------------------------------------------------------------------
Accrued management fee                                               1,629
--------------------------------------------------------------------------
Other payables and accrued expenses                                  3,476
--------------------------------------------------------------------------
    Total liabilities                                               38,111
--------------------------------------------------------------------------
NET ASSETS                                                      $3,682,023
--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $    8,178
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         725,351
--------------------------------------------------------------------------
Accumulated net realized gain                                      144,519
--------------------------------------------------------------------------
Paid-in capital                                                  2,803,975
--------------------------------------------------------------------------
NET ASSETS                                                      $3,682,023
--------------------------------------------------------------------------
 NET ASSETS VALUE
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  (2,884,634 / 254,180 shares outstanding)                          $11.35
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $12.04
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (744,232 / 65,634 shares outstanding                              $11.34
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (42,841 / 3,784 shares outstanding)                               $11.32
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  (10,316 / 906 shares outstanding)                                 $11.38
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------
Year ended October 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $108,671
------------------------------------------------------------------------
  Dividends (Net of foreign taxes withheld of $181)               25,056
------------------------------------------------------------------------
    Total investment income                                      133,727
------------------------------------------------------------------------
Expenses:
  Management fee                                                  19,069
------------------------------------------------------------------------
  Transfer agent fee and related expenses                          9,560
------------------------------------------------------------------------
  Administrative services fee                                      8,765
------------------------------------------------------------------------
  Distribution fees                                                6,448
------------------------------------------------------------------------
  Reports to shareholders                                            752
------------------------------------------------------------------------
  Custodian fees                                                     217
------------------------------------------------------------------------
  Trustees' fees                                                      49
------------------------------------------------------------------------
  Auditing                                                            70
------------------------------------------------------------------------
  Legal                                                               15
------------------------------------------------------------------------
  Registration fees                                                   15
------------------------------------------------------------------------
  Other                                                              123
------------------------------------------------------------------------
    Expenses, before expense reductions                           45,083
------------------------------------------------------------------------
  Expense, reductions                                                (77)
------------------------------------------------------------------------
    Expenses, net                                                 45,006
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             88,721
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------
Net realized gain from:
  Investments                                                    146,152
------------------------------------------------------------------------
Net unrealized appreciation during the period on:
  Investments                                                    337,450
------------------------------------------------------------------------
Net gain on investment transactions                              483,602
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $572,323
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED OCTOBER 31,
                                                                -------------------------------
                                                                   1999                 1998
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------
  Net investment income                                         $   88,721               82,585
-----------------------------------------------------------------------------------------------
  Net realized gain                                                146,152              212,374
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation during the period                    337,450               30,147
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               572,323              325,106
-----------------------------------------------------------------------------------------------
  Distribution from net investment income                          (89,632)             (86,123)
-----------------------------------------------------------------------------------------------
  Distribution from realized gains                                (212,124)            (439,382)
-----------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (301,756)            (525,505)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                        90,202              280,270
-----------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            360,769               79,871
-----------------------------------------------------------------------------------------------
Net assets at beginning of year                                  3,321,254            3,241,383
-----------------------------------------------------------------------------------------------
NET ASSETS AT END OF YEAR (including undistributed net
investment income of $8,178 and $9,118, respectively)           $3,682,023            3,321,254
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     DESCRIPTION OF
     THE FUND Kemper Total Return Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expenses reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or

NOTES TO FINANCIAL STATEMENTS

                             less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized as gains and losses

NOTES TO FINANCIAL STATEMENTS

                             from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $19,069,000 for the year ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 1999 are $276,000, of which $1,000 was paid by KDI to affiliates.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales for Class B and Class C shares. In addition, KDI receives any contingent deferred sales charger
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $7,876,000, of which $470,000 is unpaid.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended October 31, 1999 are $8,765,000, of which $938,000 is unpaid.
                             Additionally, $11,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $7,110,000 for the year ended October 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended October 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $49,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term investments and direct U.S. Government obligations) are as follows
                             (in thousands):

                             Purchases                                $1,549,819

                             Proceeds from sales                       1,684,986

NOTES TO FINANCIAL STATEMENTS

                             Purchases and sales of direct U.S. Government obligations are as follows (in thousands):

                             Purchases                                  $580,055

                             Proceeds from sales                         535,748

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund: (in thousands)

                                                                               YEAR ENDED OCTOBER 31,
                                                                       1999                              1998
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                29,207       $ 321,329            21,584       $ 229,022
                                       --------------------------------------------------------------------------------
                                        Class B                15,729         173,114            13,596         146,824
                                       --------------------------------------------------------------------------------
                                        Class C                 2,235          24,645             1,252          13,430
                                       --------------------------------------------------------------------------------
                                        Class I                   635           7,004               408           4,356
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                20,418         216,307            32,505         327,702
                                       --------------------------------------------------------------------------------
                                        Class B                 6,166          64,997            16,317         163,540
                                       --------------------------------------------------------------------------------
                                        Class C                   219           2,321               280           2,818
                                       --------------------------------------------------------------------------------
                                        Class I                   112           1,181               202           2,032
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (47,088)       (519,741)          (38,307)       (411,357)
                                       --------------------------------------------------------------------------------
                                        Class B               (16,139)       (177,775)          (17,413)       (185,508)
                                       --------------------------------------------------------------------------------
                                        Class C                (1,107)        (12,317)             (636)         (6,892)
                                       --------------------------------------------------------------------------------
                                        Class I                  (987)        (10,863)             (540)         (5,697)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                23,411         259,432            29,080         315,751
                                       --------------------------------------------------------------------------------
                                        Class B               (23,452)       (259,432)          (29,137)       (315,751)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $  90,202                         $ 280,270
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $77,000 under these arrangements.

--------------------------------------------------------------------------------

7     LINE OF CREDIT          The fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS


                                                           CLASS A
                                           ---------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                           ---------------------------------------
                                           1999(A)   1998    1997    1996    1995
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------
Net asset value, beginning of year         $10.54    11.34   11.28   10.60    9.10
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .30      .29     .31     .28     .29
----------------------------------------------------------------------------------
  Net realized and unrealized gain           1.50      .77    1.57    1.24    1.46
----------------------------------------------------------------------------------
Total from investment operations             1.80     1.06    1.88    1.52    1.75
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .31      .31     .33     .34     .25
----------------------------------------------------------------------------------
  Distribution from net realized gain         .68     1.55    1.49     .50      --
----------------------------------------------------------------------------------
Total dividends                               .99     1.86    1.82     .84     .25
----------------------------------------------------------------------------------
Net asset value, end of year               $11.35    10.54   11.34   11.28   10.60
----------------------------------------------------------------------------------
TOTAL RETURN                                17.91%   10.47   18.95   15.34   19.46
----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------
Expenses, before expense reductions          1.02%    1.01    1.01    1.05    1.12
----------------------------------------------------------------------------------
Expenses, net                                1.02%    1.01    1.01    1.05    1.12
----------------------------------------------------------------------------------
Net investment income                        2.71%    2.75    2.92    2.76    3.00
----------------------------------------------------------------------------------


                                                           CLASS B
                                           ---------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                           ---------------------------------------
                                           1999(A)   1998    1997    1996    1995
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------
Net asset value, beginning of year         $10.52    11.33   11.27   10.59    9.09
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .19      .19     .22     .19     .20
----------------------------------------------------------------------------------
  Net realized and unrealized gain           1.50      .75    1.55    1.23    1.46
----------------------------------------------------------------------------------
Total from investment operations             1.69      .94    1.77    1.42    1.66
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .19      .20     .22     .24     .16
----------------------------------------------------------------------------------
  Distribution from net realized gain         .68     1.55    1.49     .50      --
----------------------------------------------------------------------------------
Total dividends                               .87     1.75    1.71     .74     .16
----------------------------------------------------------------------------------
Net asset value, end of year               $11.34    10.52   11.33   11.27   10.59
----------------------------------------------------------------------------------
TOTAL RETURN                                16.76%    9.30   17.86   14.28   18.42
----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------
Expenses, before expense reductions          2.03%    2.01    1.95    1.99    2.05
----------------------------------------------------------------------------------
Expenses, net                                2.03%    2.01    1.95    1.99    2.05
----------------------------------------------------------------------------------
Net investment income                        1.70%    1.75    1.98    1.82    2.07
----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                           CLASS C
                                           ---------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                           ---------------------------------------
                                           1999(A)   1998    1997    1996    1995
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------
Net asset value, beginning of year         $10.54    11.34   11.28   10.61    9.09
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .20      .20     .22     .20     .21
----------------------------------------------------------------------------------
  Net realized and unrealized gain           1.48      .77    1.56    1.22    1.48
----------------------------------------------------------------------------------
Total from investment operations             1.68      .97    1.78    1.42    1.69
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .22      .22     .23     .25     .17
----------------------------------------------------------------------------------
  Distribution from net realized gain         .68     1.55    1.49     .50      --
----------------------------------------------------------------------------------
Total dividends                               .90     1.77    1.72     .75     .17
----------------------------------------------------------------------------------
Net asset value, end of year               $11.32    10.54   11.34   11.28   10.61
----------------------------------------------------------------------------------
TOTAL RETURN                                16.64%    9.50   17.92   14.31   18.76
----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------
Expenses, before expense reductions          1.89%    1.90    1.90    1.89    1.86
----------------------------------------------------------------------------------
Expenses, net                                1.89%    1.90    1.90    1.89    1.86
----------------------------------------------------------------------------------
Net investment income                        1.84%    1.86    2.03    1.92    2.26
----------------------------------------------------------------------------------

                                                              CLASS I
                                           ---------------------------------------------
                                               YEAR ENDED OCTOBER 31,        JULY 3 TO
                                           -------------------------------   OCTOBER 31,
                                           1999(A)   1998    1997    1996      1995
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.54    11.33   11.27   10.61      10.07
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .34      .34     .36     .32        .10
----------------------------------------------------------------------------------------
  Net realized and unrealized gain           1.53      .77    1.55    1.23        .52
----------------------------------------------------------------------------------------
Total from investment operations             1.87     1.11    1.91    1.55        .62
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .35      .35     .36     .39        .08
----------------------------------------------------------------------------------------
  Distribution from net realized gain         .68     1.55    1.49     .50         --
----------------------------------------------------------------------------------------
Total dividends                              1.03     1.90    1.85     .89        .08
----------------------------------------------------------------------------------------
Net asset value, end of period             $11.38    10.54   11.33   11.27      10.61
----------------------------------------------------------------------------------------
TOTAL RETURN (not annualized)               18.65%   10.98   19.40   15.64       6.21
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses, before expense reductions           .67%     .64     .71     .72        .61
----------------------------------------------------------------------------------------
Expenses, net                                 .67%     .64     .71     .72        .61
----------------------------------------------------------------------------------------
Net investment income                        3.06%    3.12    3.22    3.09       2.97
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------
                                              1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $3,682,023   3,321,254   3,241,383   3,020,798   2,926,542
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               64%         80         122          85         142
-----------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

(a) Per share data was determined based on monthly average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

 TAX INFORMATION

The fund paid a distribution of $.67 per share from net long-term capital gains during its year ended 10/31/99, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $140,545,000 as capital gain dividends for its year ended 10/31/99, of which 100% represents 20% rate gains.

For corporate shareholders, 26% of the income dividends paid during the fund's fiscal year ended 10/31/99 qualified for the dividends received deduction.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TOTAL RETURN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Total Return Fund as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Total Return Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 17, 1999

NOTES

NOTES

TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY            LINDA J. WONDRACK
Trustee                           President                 Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA         MAUREEN E. KANE
Trustee                           Vice President and        Assistant Secretary
                                  Secretary
DONALD L. DUNAWAY                                           CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE            Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                           BRENDA LYONS
Trustee                           GARY A. LANGBAUM          Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee

CORNELIA SMALL
Trustee and Vice President

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
--------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago,
                                      IL 60606 www.kemper.com


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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)